Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Rubincon Ventures Inc. on Form 10-QSB for the period ended May 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Irene Campany, Chief Financial Officer, Secretary Treasurer and Director certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

      (1)   the  Quarterly  Report  fully  complies  with the requirements of
            Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in this Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: August 24, 2004

                                    /s/  "Irene Campany"
                                  ----------------------
                                          Irene Campany
                                   Chief  Financial  Officer
                                Secretary Treasurer and Director